FI P1 10/18

SUPPLEMENT DATED OCTOBER 30, 2018

TO THE PROSPECTUSES DATED MAY 1, 2018

OF

FRANKLIN INCOME VIP FUND

 (a series of Franklin Templeton Variable Insurance Products Trust)

The prospectuses are amended as follows:

I.  The second paragraph in the “Franklin Income VIP Fund – Fund Summaries – Principal Investment Strategies” section of the prospectuses is deleted.

II.  The following is added to the “Franklin Income VIP Fund – Fund Summaries – Principal Investment Strategies” section of the prospectuses:

The Fund may, from time to time, use a variety of equity-related derivatives and complex equity securities, which may include purchasing or selling call and put options on equity securities and equity security indices, futures on equity securities and equity indexes, options on equity index futures and equity-linked notes, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets.  In addition, the Fund may use interest rate derivatives, including interest rate swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates.  The Fund also may, from time to time, use currency derivatives, such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks, and credit-related derivatives, such as credit default swaps and options on credit default swaps, to hedge (protect) against credit risks.  The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries or durations.

III.  The following is added to the “Franklin Income VIP Fund – Fund Summaries – Principal Risks” section of the prospectuses:

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

IV.  The following replaces the eighth through eleventh paragraphs in the “Franklin Income VIP Fund – Fund Details – Principal Investment Policies and Practices” section of the prospectuses:

The Fund may, from time to time, use a variety of equity-related derivatives and complex equity securities, which may include purchasing or selling call and put options on equity securities and equity security indices, futures on equity securities and equity indexes, options on equity index futures and equity-linked notes, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets.  In addition, the Fund may use interest rate derivatives, including interest rate swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates.  The Fund also may, from time to time, use currency derivatives, such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks, and credit-related derivatives, such as credit default swaps and options on credit default swaps, to hedge (protect) against credit risks.  The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries or durations. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying instrument or asset, such as a specific currency, at a specified price at a specified later date that trade on an exchange.

Swap agreements, such as interest rate, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. The buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value.

Equity-linked notes (ELNs) are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment. ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.

Please keep this supplement with your prospectus for future reference.

2